                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                                AUGUST 28, 1997
                                ---------------
                Date of Report (Date of earliest event reported)


                          CREDENCE SYSTEMS CORPORATION
                          ----------------------------
               (Exact name of registrant as specified in charter)

         DELAWARE                    0-22366                94-2878499
-------------------------------   -------------        ---------------------
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)         Identification No.)


215 FOURIER AVENUE, FREMONT, CALIFORNIA  94539                92126
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   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code    (510) 657-7400
                                                      --------------


                                      N/A
----------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.  Other Events.

     In a press release disseminated on August 28, 1997, the Registrant publicly announced that it intends, subject to market and other conditions, to raise $100 million in a private placement of convertible subordinated notes and up to $15 million if an over-allotment option to be granted to the initial purchaser were to be exercised in full. A copy of the press release is attached hereto and incorporated herein by reference.

     In August 1997, the Registrant completed the acquisition of the fault simulation and test program development products business of Zycad Corporation.

Item 7.  Financial Statements and Exhibits

     A copy of Registrant's press release announcing a private placement of convertible subordinated notes is attached hereto as an exhibit and incorporated herein by reference.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CREDENCE SYSTEMS CORPORATION
                                    ----------------------------
                                         (Registrant)


Date:  September 4, 1997        By  /s/ Richard Y. Okumoto
                                  ----------------------------
                                    Name:   Richard Y. Okumoto
                                    Title:  Executive Vice President, Chief
                                            Financial Officer and Secretary

                               INDEX TO EXHIBITS


    Exhibit No.               Description                            Page
    -----------               -----------                            ----

    99.1             Press Release disseminated August 28, 1997